Exhibit 99.1

Company Presentation SP R I N G 2 0 2 2

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2022 Amesite Inc. All Rights Reserved. 2

Investment Highlights

1. **MARKET OPPORTUNITY** addressing multi-billion-dollar online learning markets in business and education.

2. **UNIQUE MODEL** for transparent B2B business that creates an opportunity for growth and revenue for customers.

3. **PROVEN TECHNOLOGY** that scales, with the efficiency and interoperability that customers need.

4. **SUCCESSFUL PRODUCTS** that customers LOVE♥: strong focus on technology + design to create great user experiences.

5. **STRONG DIFFERENTIATION** in markets that urgently need technology to meet the demand for growth.

© 2022 Amesite Inc. All Rights Reserved.
3

Meet A m e s i te Amesite's cloud - based platform + content creation services provide fully - managed, customized learning environments for businesses, nonprofits, government agencies and universities. Amesite is unique in its focus on the user experience for learning: for instructors, administrators and learners. © 2022 Amesite Inc. All Rights Reserved. 4

Financial Position

FY Q2 2022
10-Q filed February 18, 2022

$9.5M
Cash On Hand as of February 18, 2022

$0
Debt

$2.6M
Operating Cash Used Q2 2022

>1y
Cash Remaining as of February 18, 2022

$15.0M
Cash Remaining on Equity Line

Amesite's Financial Position:

- Good Liquidity
- No Debt
- Equity Line to Raise as Needed, Subject to Limits
- Includes $3M Equity Raised (Feb. 2022)

© 2022 Amesite Inc. All Rights Reserved.
5

Revenue

FY Q2 2022
10-Q filed February 18, 2022

52%

Q2 2022 YoY (3 Month) Net Revenue Growth

2.5X

Trailing 12 months (CY2021 over CY2020)

$1.8M

Total Recognized Revenue Since Inception

Building Revenue:

- Key Staff Positions Filled
- Company Is Diversifying Our Customer Base
- Large Addressable Markets in Four Sectors: Enterprise, Higher Ed, Nonprofit and Government

© 2022 Amesite Inc. All Rights Reserved.
6

Amesite: Built for Speed and Efficiency to Meet Our Partners' Needs

V4 Amesite's V4 platform is now on Microsoft's Azure Cloud - enabling **scalability**, **speed,** and **best-in-class infrastructure.**

24h or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

30d launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

1,000s of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

98% retention rates across all products have been achieved – **Amesite's customers deliver learning products that work for their users.**

amesite

Amesite & Microsoft

" By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy
Education at Microsoft


Microsoft
Customer Stories
Amesite scales e-learning, reduces costs on Azure, backed by Azure Database for PostgreSQL
Technical Story
amesite
Learn More

© 2022 Amesite Inc. All Rights Reserved. 7

Partnerships and Impact:

>98% retention

CITY COLLEGE OF NEW YORK

- **Infrastructure training** for underserved learners at **the largest urban university system in the United States**

WAYNE STATE UNIVERSITY

- **Future of Mobility training** to the Greater Detroit Area as **Michigan's third-largest university**

MICHIGAN WORKS! SOUTHEAST

- **Future of Work training** to and agency that supports nearly **18,000 community members**

THE HENRY FORD MUSEUM

- **Innovation for Teachers training** to an organization that is **rapidly digitalizing offerings**

REAGAN PRESIDENTIAL INSTITUTE

- **Communications training** for an organization that is **rapidly expanding access**

INNOVATION INSTITUTE - CATHIE WOOD, CEO

- **Innovation training** for teachers in **partnerships with school districts**

FORD MOTOR COMPANY

- **AI training** for R&D leaders to **build know-how in AI and AI team formation**

$133.7B

10-year strategy for **building and enhancing city infrastructure** announces by the NYC Dep. Of City Planning in July 2021

Upskilling is a

$358B

global market with employers spending

$1,300

on **each employee annually** for continuing education

150M

new technology jobs will be added to the global economy **over the next 5 years**

Market size of the museum industry in the US reached

$12.7B in **2020**

https://www1.nyc.gov/site/planning/about/press-releases/pr-20210720.page
https://www.statista.com/statistics/1232500/size-of-the-workplace-training-market-north-america-and-rest-of-the-world/
https://www.statista.com/statistics/738519/workplace-training-spending-per-employee/
https://www.weforum.org/agenda/2021/02/most-in-demand-jobs-2021/
https://www.statista.com/statistics/1174784/museum-industry-market-size-us/

© 2022 Amesite Inc. All Rights Reserved.
8

People & Growth



- 19 Employees in 10 States
- Strong ability to attract talent
- Building bench strengths and partnerships in Sales and Marketing
- Aligning technical work to disrupt markets and serve our customers

We are honored to be among the winners of the following workplace and technical awards, including four national workplace excellence awards.


THE WALL STREET JOURNAL.

Congratulations!

To the Best and Brightest Companies To Work For® In The Nation

Best and Brightest Companies to Work For in the Nation Winner 2021

The Nation's Best and Brightest in Wellness Winner 2021

Metropolitan Detroit's Best and Brightest Companies to Work For Winner 2021

Best and Brightest in Wellness Winner 2021

Best and Brightest Companies to Work For in the Nation Winner 2020

The Nation's Best and Brightest in Wellness Winner 2020

Winner 2019 Best and Brightest in Wellness

Metropolitan Detroit's Best and Brightest Companies to Work For Winner 2019

Metropolitan Detroit's Best and Brightest Companies to Work For Winner 2020

Big Innovation 2020

amesite

© 2022 Amesite Inc. All Rights Reserved. 9

Model & M a rk e t s SE T U P FE E ADAPTABLE: Amesite delivers custom, enterprise - wide systems, or new, specialized or technical programs, branded to the Customer COURSE C R E A T I O N F EE FLEXIBLE: Amesite can build - from - scratch, from technical to introductory / general - interest courses and programs — or Customers c a n u s e t h e i r o w n co n te n t M A I N T E N A N C E F EE RELEVANT: Amesite assures content stays up - to - date US E R F EE SCALABLE: Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth Model: SaaS Flexibility and Scalability, T a r g e t i n g H ig h M a r gi n + A R R H I G H E R E D 19.7M learners https://nces.ed.gov/fastfacts/display.asp?id=372 E N T ER P R I S E $165B https:// www.statista.com/statistics/738412/size - of - the - workplace - training - market - north - america/ G O V E R N M E N T $3.6B https:// www.dol.gov/sites/dolgov/files/general/budget/2020/FY20 20OperatingPlanAPT.pdf © 2022 Amesite Inc. All Rights Reserved. 10

Learning Solutions for Enterprise are in High Demand

By 2030, the talent shortage and **skills gap** in the U.S. alone is expected to total a **loss of $8.5 trillion.**


87%

of **executives report skills gaps** in their **current workforce.**


94%

of **employees would stay at a company longer** if **it invested in their career.**


51%

of **companies reported plans to implement an upskilling program** this year.

https://www.mckinsey.com/~/media/McKinsey/Business%20Functions/Organization/Our%20Insights/Beyond%20hiring%20How%20companies%20are%20reskilling%20to%20address%20talent%20gaps/Beyond-hiring-How-companies-are-reskilling.ashx
https://learning.linkedin.com/content/dam/me/learning/resources/pdfs/LinkedIn-Learning-2020-Workplace-Learning-Report.pdf
https://learning.linkedin.com/content/dam/me/learning/resources/pdfs/LinkedIn-Learning-2020-Workplace-Learning-Report.pdf

Amesite's Enterprise Solutions: Scalable & Easy

"The **results we've seen so far are unparalleled, the technology has made the system scalable and easy to use** and we can fully achieve our goals of inspiring that next generation of innovators and inventors."

Patricia Mooradian
President & CEO,
The Henry Ford Museum

"**Amesite is clearly the company of choice** to integrate our platforms because of the **quality and depth of their A.I driven technology.** People are our greatest investment, and we are committed to making sure they are the best prepared in our industry."

Jay Mullick
President,
EWIE Group of Companies

"Built by Amesite, Innovation Foundation Engage – our online learning platform- uses advanced technology to enhance education focused on innovation. **Amesite's technology will help us engage all who wish to be a part of our mission.."**

Cathie Wood
CEO and Founder,
Innovation Foundation

© 2022 Amesite Inc. All Rights Reserved.
11

© 2 0 2 2 A m e s i t e I nc . A l l R i g h t s R e s e r ve d . 12 loss of revenue a c r o ss 2 0 2 0 an d 202 1 f o r h i g h e r e d u c a ti o n i nsti t u ti o ns. decrease in the “importance of college” among yo u n g a d u l t s si nc e 2 0 1 5 . of C E O s ar e concerned about employees’ lack of essential skills. https://amesite.com/blogs/higher - education - turns - its - focus - to - alumni/?_ga=2.120359755.272252507.1638311622 - 743462973.1630370722 https://www.chronicle.com/article/how - to - fight - covids - financial - crushhttps://amesite.com/blogs/higher - education - relevance - renaissance/ https:// www.forbes.com/sites/brandonbusteed/2019/12/15/importance - of - college - drops - nearly - 50 - among - young - adults - in - just - six - years/ https:// www.pwc.com/gx/en/ceo - survey/2020/trends/pwc - talent - trends - 2020.pdf 1 4% 5 0% 7 4 % Alumni markets are 20x the size of undergraduate markets in the US. We chose to partner with Amesite because they offer the most advanced online learning platform in the market today . The feedback from our students and i n s t r uc t o r s h a s b ee n o v e r w h e l m i n g l y p o s it i v e . ” It i s v i t a ll y i mp o r t a nt t h at w e a r e a b l e t o d e li v e r programs with outstanding results. With Amesite, we had 100% retention across a challenging, technical program. Amesite enabled program creation, execution and scale. We trust Amesite as a partner committed to helping us in our mission to serve our youth, with programs that will set them on a course to bring them economic success and bring our city and state greater talent, and growth.” “ “ Dr. Farshad Fotouhi D e a n o f E n g i n ee r i n g , Wa y n e S t a t e U n i v e r s i t y Higher Education Needs Solutions for Upskilling and Pipeline Growth Amesite’s Higher Ed Solutions: Advanced Tech

Government Agencies have a Critical Need for L&D Platforms

US Federal Government allocated over **$3.6B** of budget towards **Training and Employment Services** in 2021.



27%

of **federal workers** reported they could be **more productive in their job if they had better training.**



20%

of **federal workers** reported they could be **more productive in their job if they had job-related software.**



47%

of **companies reported plans to implement a reskilling program** this year.

https://www.dol.gov/sites/dolgov/files/ETA/budget/pdfs/FY2022BIB_ETA.pdf
https://home.treasury.gov/system/files/241/Treasury-2020-AFS.pdf
https://blog.shrm.org/blog/reskilling-and-upskilling-your-workforce-for-the-post-covid-19-era

Amesite's Government Solutions: Urgently Needed

"Workforce upskilling and reskilling is **needed more urgently now than ever,** given the evolution of the work world. We chose Amesite to support our own workforce in their professional development journey because **we believe in the power of their platform** to support the **engagement** and ultimately the **success of our teams."**

Shamar Herron
Executive Director,
Michigan Works! Southeast

"To effectively achieve our mission of preparing the workforce for the future, **our own workforce must be ready to foster and sustain a strong, diverse economy** where people live, work, and prosper. **Our partnership with Amesite is crucial to our mission,** With the advanced workforce training platform they created for us, we are training our employees to better serve the needs of our regional businesses and job seekers."

Misty Shulters
Deputy Director,
Michigan Works! Southeast

© 2022 Amesite Inc. All Rights Reserved. 13

Case Studies: Flexible Use

WATCH THE INHUB CASE STUDY

WATCH THE MWSE CASE STUDY

WATCH THE WSU CASE STUDY

inhub



PARTNER CONTENT

CUSTOM INTEGRATIONS

CUSTOMIZED FEATURES

MICHIGAN WORKS! SOUTHEAST



CUSTOM CONTENT

LICENSED CONTENT

UPGRADED FEATURES

WAYNE STATE College of Engineering



CUSTOM CONTENT

STANDARD FEATURES

© 2022 Amesite Inc. All Rights Reserved.

14

Technology: Advantages, Differentiation & Opportunity

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

AMESITE TECHNOLOGY SUPPORTS DESIGNS CUSTOMERS LOVE – WITH THE ABILITY TO SCALE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code. Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

© 2022 Amesite Inc. All Rights Reserved.
15

Investment Landscape: Interfaces & Growth

LEARNING MANAGEMENT SYSTEMS

Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the "LMS."

Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB

CONTENT CURATORS, PROGRAM MANAGERS, SERVICE PROVIDERS

We believe that the private sector will continue to spur advancements in learning markets.

Companies: 2U $TWOU, Chegg $CHGG

PLATFORMS FOR THE FUTURE OF WORK

Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning.

Companies: Workday $WDAY, Atlassian $TEAM

AI GROWTH

$126B by 2025

ONLINE EDUCATION GROWTH

$319B by 2025

SAAS FOR BUSINESS GROWTH

$623B by 2023

© 2022 Amesite Inc. All Rights Reserved.
16

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2022 Amesite Inc. All Rights Reserved.

17

SL I D E T I T LE T H A N K Y O U . F O L L O W O U R P RO G RE S S F O R R ES O U R C E S F O R I N V ES T M E N T © 2022 Amesite Inc. All Rights Reserved. 18